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                                                                    Exhibit 10.2


                       ASSIGNMENT AND ASSUMPTION OF LEASE



                  KNOW THAT SURGICAL CARE PUBLISHING, INC., having an address at 134 West 29th Street, New York, New York ("Assignor"), for good and valuable consideration paid by MEDSCAPE, INC., having an address at 134 West 29th Street, New York, New York ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers and conveys to Assignee, effective as of March 1, 1999 (the "Effective Date"), all of Assignor's right, title and interest (i) in, to and under the leases (the "Leases") specified on Schedule A attached hereto and made part hereof, and (ii) in and to the security deposited by Assignor as tenant under the Leases (the "Security"), which Leases and Security relate to certain spaces in the building known as and by the address 134 West 29th Street, New York, New York.

                  TO HAVE AND TO HOLD unto Assignee, its successors and assigns from and after the Effective Date for and during the remainder of the term of the Leases, subject to the terms, covenants, conditions, obligations and provisions therein contained.

                  AND KNOW THAT Assignee hereby accepts the assignment of Assignor's right, title and interest in, to and under the Leases and the Security, and assumes the performance of and compliance with all of Assignor's obligations set forth in or arising under the Leases from and after the Effective Date.

                  Assignor represents and warrants to Assignee that, as of the date hereof:

                  1. The Leases heretofore delivered to Assignee by Assignor are true, correct and complete copies of such Leases;

                  2. The Leases have not been amended or modified, except as set forth on Schedule A;

                  3. The Leases have been duly executed by Satyanam, Inc. and Assignor, are in full force and effect and are valid, binding and enforceable against each of said parties in accordance with their terms;

                  4. Assignor has not encumbered its interest in or to the Leases or Security;

                  5. Assignor has not received any notice of default from landlord under the Leases with respect to the Leases and, to the best of Assignor's knowledge, Assignor is not in default under the Leases.
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                  IN WITNESS WHEREOF Assignor and Assignee have duly executed this instrument as of the ___ day of __________________, 1999.


                                      ASSIGNOR:

                                      SURGICAL CARE PUBLISHING, INC.

                                      By:      /s/    Diana M. Bourke
                                               --------------------------------
                                               Name: Diana M. Bourke
                                               Title:   President/ COO


                                      ASSIGNEE:

                                      MEDSCAPE, INC.


                                      By:      /s/   Tony Plesner
                                               --------------------------------
                                               Name: Tony Plesner
                                               Title:   Vice President, Finance

ACCEPTED AND AGREED TO:

LANDLORD:

SATYANAM, INC.


By:
    --------------------------
    Name:
    Title:


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                                   SCHEDULE A



                                      LEASE

1. Lease dated October 7th, 1996 by and between Satyanam, Inc. ("Landlord") and Surgical Care Publishing, Inc. ("Tenant"), relating to Unit 303 in the building known as 134 West 29th Street, New York, New York 10001 (the "Building").

2. Lease dated August 29, 1995 by and between Landlord and Tenant, relating to Unit 304 in the Building.

3. Lease dated August 18, 1993 by and between Landlord and Tenant, relating to Unit 305 in the Building.

4. Lease dated March 17, 1994 by and between Landlord and Tenant, relating to Units 306-310 in the Building.


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